Exhibit 10.1

Subscription Agreement
THE SECURITIES REFERRED TO HEREIN AND THE SHARES OF COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. NEITHER THE SECURITIES REFERRED TO HEREIN NOR THE SHARES OF COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF SUCH SECURITIES MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO REGISTRATION.
THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.
RadiSys Corporation
5445 N.E. Dawson Creek Drive
Hillsboro, OR 97124

Ladies and Gentlemen:

The undersigned understands that RADISYS CORPORATION, an Oregon corporation (the “Company”), intends to place its new 4.50% Convertible Senior Notes due 2015 (the “Securities”) through a private exchange for the Company's outstanding 2.75% Convertible Senior Notes due 2013 (the “Old Notes”) beneficially owned by the undersigned. The initial conversion rate (the “Conversion Price”) per $1,000 principal amount of Securities is 117.2333 shares of Common Stock (as defined below) (which is equal to an initial conversion price of $8.53 per share). The Conversion Price shall be subject to adjustment as further described in Sections 4.02 and 4.06 of the Second Supplemental Indenture (as defined below). The Company reserves the right to increase or decrease the aggregate principal amount of Old Notes and Securities to be exchanged pursuant to such placement. The undersigned further understands that the Securities are not registered under the Securities Act, or any State Securities Laws (as defined below). The Securities are being offered to the undersigned in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof, based on the Company's reasonable belief that the undersigned constitutes both an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act and a “qualified institutional buyer” as defined in Rule 144A under the Securities Act (“QIB”). In connection with the execution of this subscription agreement (this “Subscription Agreement”), the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) whereby it agrees to file a registration statement covering the resale of the Securities.
1.Subscription. The undersigned hereby irrevocably subscribes for the aggregate principal amount of Securities set forth on the signature page hereto in exchange for the aggregate principal amount of the Old Notes set forth on the signature page hereto, which exchange shall occur in accordance with the procedures described in Section 4 hereof. The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this Subscription Agreement.

2.Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to the undersigned to the extent the Company determines (or has reason to believe) that the undersigned is a resident of a jurisdiction in which the issuance of Securities would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

3.The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place at the offices of Baker & McKenzie LLP, at 11:00 a.m, New York City time, on June 25, 2012 (the “Closing Date”), or at such other time and place as the Company may designate by notice to the undersigned.

4.Exchange of Securities. Subject to and effective upon the acceptance by the Company of this Subscription Agreement, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in of such portion of the Old Notes as are accepted by the Company herewith, waives any and all other rights with respect to such accepted Old Notes, and releases and discharges the Company from any and all claims the undersigned may now have, or may have in the future, arising out of, or related to, the Old Notes, including, without limitation, any claims arising from any existing or past defaults, or any claims that the undersigned is entitled to receive additional interest with respect to the Old Notes (other than the right to receive any accrued and unpaid interest up to, but excluding, the Closing Date).

The Depository Trust Company (“DTC”), will act as securities depository for the Securities. On or prior to the business day immediately preceding the Closing Date, the undersigned agrees to direct the eligible DTC participant through which the undersigned holds a beneficial interest in the Old Notes to (i) submit a withdrawal instruction through The Bank of New York Mellon Trust Company, N.A., acting as trustee of the Old Notes (the “Old Notes Trustee”) for the aggregate principal amount of the Old Notes accepted by the Company herewith (the “Withdrawal”) and (ii) submit a deposit instruction through The Bank of New York Mellon Trust Company, N.A., in such capacity, acting as trustee of the Securities (the “Trustee”) for the aggregate principal amount of the Securities accepted by the Company herewith (the “Deposit”), or comply with such other settlement procedures mutually agreed in writing by the undersigned, the Company and the Trustee.
On the Closing Date, the Company hereby agrees to (i) transfer by wire of immediately available funds all accrued and unpaid interest on the Old Notes accepted by the Company herewith pursuant to this Subscription Agreement, to the account of the undersigned at a bank in the United States of America provided by the undersigned as Exhibit A to this Subscription Agreement; (ii) provide written instruction to the Trustee for the cancellation of the Old Notes and (iii) provide written direction to the Trustee to accept the Deposit conforming with the aggregate principal amount of the Securities accepted by the Company herewith pursuant to this Subscription Agreement (or comply with such other settlement procedures mutually agreed in writing by the undersigned, the Company and the Trustee). If the Old Notes Trustee and the Trustee are unable to locate the Withdrawal or Deposit or the Withdrawal or Deposit does not conform with the Old Notes or the Securities, respectively, accepted by the Company herewith, the Company will promptly notify the undersigned.
All questions as to the form of all documents and the validity and acceptance of the Old Notes and the Securities will be determined by the Company, in its sole discretion, which determination shall be final and binding.
All authority herein conferred or agreed to be conferred in this Subscription Agreement shall survive the dissolution of the undersigned and any representation, warranty, undertaking and obligation of the undersigned hereunder shall be binding upon the trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

5.	Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

(a)The Company is duly incorporated and validly existing under the laws of the State of Oregon, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b)The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles relating to enforceability, including principles of commercial reasonableness, good faith and fair dealing, regardless of whether enforcement is sought in a proceeding at law or in equity, and will be entitled to the benefits of the second supplemental indenture to be dated as of the Closing Date between the Company and the Trustee (the “Second Supplemental Indenture”).

(c)The Second Supplemental Indenture has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by the Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles relating to enforceability, including principles of commercial reasonableness, good faith and fair dealing, regardless of whether enforcement is sought in a proceeding at law or in equity.

(d)Upon issuance and delivery of the Securities pursuant to this Subscription Agreement, the Securities will be convertible at the option of the holders thereof into shares of the Company's common stock, par value $0.01 per share ( the “Common Stock”) in accordance with the terms of the Securities. The Company has reserved a sufficient number of shares of Common Stock for issuance upon conversion of the Securities and when such shares of Common Stock are issued upon conversion of the Securities in accordance with the terms of the Securities and the Second Supplemental Indenture, they will be validly issued, fully paid and non-assessable, and the issuance of such shares of Common Stock will not be subject to any preemptive or similar rights.

(e)The private exchange placement and the issuance of the Securities pursuant to this Subscription Agreement are exempt from the registration requirements of the Securities Act and it is not necessary to qualify the Second Supplemental Indenture under the Trust Indenture Act of 1939, as amended.

6.Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a)General.

(i)The undersigned has full power and authority to exchange, sell, assign and transfer the Old Notes exchanged hereby and to enter into this Subscription Agreement and perform all obligations required to be performed by the undersigned hereunder.

(ii)When the Old Notes are accepted for exchange the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes exchanged hereby are not subject to any adverse claims, rights or proxies.

(iii)The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Trustee to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes exchanged hereby.
(iv)The exchange contemplated hereby will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(v)The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(vi)The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefore.

(b)Information Concerning the Company.

(i)The undersigned acknowledges that no person has been authorized to give any information or to make any representation concerning the Company or the Securities or the shares of Common Stock issuable upon conversion of the Securities, if any, other than information given by the Company's duly authorized officers and employees in connection with the undersigned's examination of the Company and the terms of the private exchange placement and the Securities, and the Company does not take any responsibility for, nor can the Company provide any assurance as to the reliability of, any other information that others may provide to the undersigned.

(ii)The undersigned understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in the public filings made by the Company with the Commission pursuant to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act of 1934, as amended and the rules and regulations adopted by the Commission thereunder (collectively, the “Securities Documents”) and in this Subscription Agreement.

(iii)The undersigned confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Securities. The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the undersigned's authority to invest in the Securities.

(iv)The undersigned is familiar with the business and financial condition and operations of the Company, all as generally described in the Securities Documents, and has conducted its own investigation of the Company and the terms of the Securities. The undersigned has had access to the Securities Documents and such other information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the exchange of the Old Notes for the Securities.

(v)The undersigned has been offered the opportunity to ask questions of the Company and received answers thereto, as it deems necessary to enable it to make an informed investment decision concerning the exchange of the Old Notes for the Securities.

(vi)The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned's representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(vii)The undersigned acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to its consummation. This Subscription Agreement shall thereafter have no force or effect and the Company shall return the previously paid subscription price of the Securities, without interest thereon, to the undersigned.

(viii)The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(c)Non-reliance.

(i)The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the other transaction documents shall not be considered investment advice or a recommendation to purchase the Securities.

(ii)The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an of investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

(d)Status of Undersigned.

(i)The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the undersigned's own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks and losses associated with an investment in the Securities and its authority to invest in the Securities.

(ii)The undersigned acknowledges and understands that Company and its officers, directors and affiliates possess material, non-public information not known to the undersigned that may impact the value of the Securities (the “Information”) that the Company is unable to disclose to the undersigned. The undersigned understands, based on its experience, the disadvantage to which the undersigned is subject due to the disparity of information between the the undersigned and the Company. Notwithstanding this, the undersigned has deemed it appropriate to engage in the transactions contemplated by this Subscription Agreement. The undersigned agrees that the Company and its officers, directors and affiliates shall have no liability to the undersigned (or any transferee or successor in interest to the undersigned interests in the Securities) whatsoever due to or in connection with the Company's use or non-disclosure of the Information or otherwise as a result of the transactions contemplated hereby, and the undersigned hereby irrevocably waives any claim that it might have based on the failure of the Company to disclose the Information. The undersigned further agrees that in connection with any transfer or sale of the Securities, whether in whole or in part, the undersigned shall notify any transferee or purchaser (as applicable) of the existence of this provision and shall give such transferee or purchaser (as applicable) the opportunity to inspect the provision and ask any questions that it might have.

(iii)The undersigned and any account for which it is acting, is each a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and State Securities Laws in connection with the exchange of the Old Notes for the Securities.

(e)Restrictions on Transfer or Sale of Securities. As applies to the undersigned:

(i)The undersigned is acquiring the Securities solely for the undersigned's own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The undersigned understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii)The undersigned understands that the Securities and the shares of Common Stock issuable upon conversion, if any, are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the undersigned may dispose of the Securities or the shares of Common Stock issuable upon conversion thereof only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the obligations of the Company to register any of the Securities or any shares of Common Stock issuable upon conversion thereof are limited to the terms and conditions of the Registration Rights Agreement. Accordingly, the undersigned understands that the undersigned may dispose of the Securities principally pursuant to a shelf registration statement effected by the Company pursuant to the terms and conditions of the Registration Rights Agreement or in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the undersigned.

(iii)The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities, any shares of Common Stock or any interest therein, or make any offer or attempt to do any of the foregoing, except in a transaction registered under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(iv)The undersigned acknowledges that neither the Company nor any other person offered to sell or exchange the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(v)The undersigned acknowledges that the terms of the private exchange placement have been mutually negotiated between the undersigned and the Company.

7.Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to deliver the Old Notes in exchange for the Securities specified on the signature page hereto and of the Company to deliver the Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent: (i) the representations and warranties of the Company contained in Section 5 hereof and of the undersigned contained in Section 6 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing and (ii) the acceptance of the listing application by the NASDAQ Global Select Market related to the common stock issuable upon conversion of the Securities and confirmation that such listing application does not violate any rule or regulation of the NASDAQ Global Select Market.

8.Obligations Irrevocable. The obligations of the undersigned shall be irrevocable.

9.Legend. The certificates representing the Securities sold pursuant to this Subscription Agreement will be imprinted with any legend required by DTC and with a legend in substantially the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY ACQUIRING THIS SECURITY AGREES FOR THE BENEFIT OF RADISYS CORPORATION (THE “COMPANY”) THAT THIS SECURITY AND ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER

THAN (A)(1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER APPLICABLE JURISDICTION.”
10.Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

11.Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

12.Taxation. The undersigned acknowledges that either (i) the Company must be provided with a correct taxpayer identification number (“TIN”), generally a person's social security or federal employer identification number and certain other information on Internal Revenue Service (“IRS”) Form W-9, which is provided herein, and a certification, under penalty of perjury, that such TIN is correct, that the undersigned is not subject to backup withholding and that the undersigned is a United States person, or (ii) another basis for exemption from backup withholding must be established.

13.Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

14.Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the undersigned (“Proceedings”), the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in the Borough of Manhattan in New York City, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

15.Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

17.Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

18.Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile, telecopier, any courier guaranteeing overnight delivery or in accordance with the book-entry transfer facility's procedures (i) if to the Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 18, which address initially is, with respect to the Holder, the address set on the signature page hereto and (ii) if to the Company, initially at the Company's address set forth below and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 18:

If to the Company:	RadiSys Corporation
5445 N.E. Dawson Creek Drive
Hillsboro, OR 97124
Facsimile: (503) 615-1114
Attention: Brian Bronson

with a copy to:	Baker & McKenzie LLP
2300 Trammell Crow Center
2001 Ross Avenue, Suite 2300
Dallas, Texas 75201
Facsimile: +1 214 978 3039
Attention: Amar Budarapu

19.Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

20.Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive the acceptance of the subscription by the Company.

21.Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the exchange of the Old Notes for the Securities pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

22.Severability. If any term or provision of this Subscription Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Subscription Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 20th day of June, 2012.

Holder:
__________________________________
By _______________________________
Name:
Title:
Address:

Telephone:
__________________________________
Facsimile:
__________________________________
State/Country of Domicile or Formation:
__________________________________
Name of Holder's Broker/DTC Participant:
__________________________________
DTC Participant No.

Securities to Be Acquired	Exchange Rate for Each $1,000 Principal Amount of the Securities
$ _________ aggregate principal amount of the Securities	$ 1,000 principal amount of Old Notes to be exchanged for each $1,000 principal amount of the Securities

The offer to exchange Old Notes for the Securities as set forth above is confirmed and accepted by the Company as to $__________ aggregate principal amount of the Securities.

RADISYS CORPORATION By _______________________________________ Name: Title:

COVER SHEET WITH SUBSCRIPTION INSTRUCTIONS
Enclosed herewith are the documents necessary to subscribe for $_________ aggregate principal amount of 4.50% Convertible Senior Notes due 2015 (the “Securities”) of RADISYS CORPORATION, an Oregon corporation (the “Company”). The Securities are being placed to qualified investors. Set forth herein are instructions for the execution of the enclosed documents.
A. Instructions.
If you are considering subscribing for Securities, you should review the following instructions:

•	Wire Instructions: Attach wire instructions for the payment of accrued and unpaid interest on the Old Notes as Exhibit A.

•	Tax Compliance: Complete the IRS Form W-9 attached hereto as Exhibit B or other certification forms, as applicable.

•
Subscription Agreement: Two copies of the Subscription Agreement must be completed, executed and delivered to the Company at the address set forth below. The Company will execute both copies of the Subscription Agreement and return one copy to you for your records. The Company shall have the right to accept or reject any subscription, in whole or in part in its sole discretion. An acknowledgment of the acceptance of your subscription for the Securities subscribed will be returned to you promptly after acceptance.

RadiSys Corporation
5445 N.E. Dawson Creek Drive
Hillsboro, OR 97124
Facsimile: (503) 615-1114
Attention: Brian Bronson

•
Delivery Instructions: On or prior to 12:00 p.m. New York City time on June 22, 2012 submit (i) a withdrawal instruction through The Bank of New York Mellon Trust Company, N.A., acting as trustee of the Old Notes for the aggregate principal amount of the Old Notes (CUSIP: 750459 AE9) accepted by the Company and (ii) submit a deposit instruction through The Bank of New York Mellon Trust Company, N.A., acting as trustee of the Securities for the aggregate principal amount of the Securities (CUSIP: 750459 AF6), or comply with such other settlement procedures mutually agreed in writing by the undersigned, the Company and the Trustee.

Exhibit A
Payment Instructions to Be Provided by the Undersigned

Exhibit B
Circular 230 Notice
TO COMPLY WITH INTERNAL REVENUE SERVICE CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) THIS DISCUSSION IS NOT INTENDED OR WRITTEN BY US TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER UNDER THE CODE (AS DEFINED BELOW); (B) THIS DISCUSSION IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) A TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.
Under U.S. federal income tax law, a holder who exchanges Old Notes for Securities generally must provide such holder's correct TIN on IRS Form W-9 below or otherwise establish a basis for exemption from backup withholding. A TIN is generally an individual holder's social security number or a holder's employer identification number. If the correct TIN is not provided, the holder may be subject to a $50 penalty imposed by the IRS. In addition, certain payments made to holders may be subject to U.S. backup withholding tax (currently set at 28% of the payment). If a holder is required to provide a TIN but does not have the TIN, the holder should consult its tax advisor regarding how to obtain a TIN. Certain holders are not subject to these backup withholding and reporting requirements. Non-U.S. Holders (as defined below) must establish their status as exempt recipients from backup withholding and can do so by submitting a properly completed IRS Form W-8 (available from the Company), signed, under penalties of perjury, attesting to such holder's exempt foreign status. U.S. backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS. Holders are urged to consult their tax advisors regarding how to complete the appropriate forms and to determine whether they are exempt from backup withholding or other withholding taxes. You are a U.S. Holder if you are, for U.S. federal income tax purposes, (i) a citizen or an individual resident of the United States (including a U.S. resident alien), (ii) partnership, corporation, company, or an association created or organized in the United States or under the laws of the United States or any political subdivision thereof or therein, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986 (the “Code”) are authorized to control all substantial decisions of the trust; or (b) if, in general, the trust was in existence on August 20, 1996 and was treated as a U.S. person under the Code on the previous day and made a valid election under applicable Treasury regulations to continue to be so treated. You are a non-U.S. Holder if you are not a U.S. Holder for U.S. federal income tax purposes.